Chase Vista Equity Funds

                                 Balanced Fund
                        Supplement Dated August 19, 1999
                                   Class A --
                        Prospectus Dated August 16, 1999

The date of this prospectus has been changed to August 19, 1999.

The following paragraphs replace "The Portfolio Managers" section on page 11 of the Prospectus:

Henry Lartigue, Chief Investment Officer at Chase, is responsible for asset allocation and investment strategy for Chase's U.S. domestic equity portfolios. Mr. Lartigue began his career as a securities analyst at Chase in 1984. Mr. Lartigue then worked as an independent registered investment advisor, from July 1992 to June 1994, when he returned to Chase. He is also Portfolio Manager of Chase Equity Growth Fund (since 1994) and Co-Manager of Chase Balanced Fund (since 1994) and Chase Core Equity Fund (since 1996).

BALANCED FUND

Mr. Lartigue and John Miller, Senior Portfolio Manager at Chase, are responsible for management of the Fund's portfolio. Mr. Miller, who is responsible for the debt portion of the Fund, joined Chase in 1986. Prior to joining Chase Mr. Miller held a position as Vice President, Portfolio Manager for AMEV Advisors, Inc. Before that he held positions as an investment and credit manager. Both have been managing the Fund since August 1999. Mr. Miller is also Portfolio Manager of Chase U.S. Government Securities Fund (since 1995) and Chase Income Fund (since 1994).





                                                                       EQ-36-900